UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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T2 Biosystems, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! T2 BIOSYSTEMS, INC. 2021 Annual Meeting Vote by June 24, 2021 11:59 PM ET T2 BIOSYSTEMS, INC. 101 HARTWELL AVENUE LEXINGTON, MA 02421 D54789-P56728 You invested in T2 BIOSYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 25, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 25, 2021 9:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/TTOO2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 2. To elect three directors, John McDonough, Robin Toft and Seymour Liebman, to serve as Class I directors until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal; Nominees: 01) John McDonough 02) Robin Toft 03) Seymour Liebman 1. To consider and vote upon the approval of an amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 200,000,000 to 400,000,000; 3. To consider and vote upon the approval of the amendment and restatement of our 2014 Incentive Award Plan; 4. To ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021; 5. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sfficient votes at the time of the meeting to approve Proposals 1 or 3; and NOTE: To transact such other business as may properly come before the Annual Meeting or at any and all adjournments or postponements thereof. Board Recommends For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D54790-P56728